                                                                    EXHIBIT 10.4

                       CANADIAN IMPERIAL BANK OF COMMERCE

                                     - and -

                       NATIONAL DATA PAYMENT SYSTEMS, INC.

                                     - and -

                              GLOBAL PAYMENTS INC.

                                     - and -

                           GLOBAL PAYMENTS CANADA INC.




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                              TRANSITION AGREEMENT

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                                TABLE OF CONTENTS
                                                                            Page

ARTICLE 1    INTERPRETATION..................................................1

1.1          Definitions.....................................................1

1.2          Headings and References.........................................3

1.3          Number and Gender...............................................3

1.4          Business Days...................................................3

1.5          Currency and Payment Obligations................................3

1.6          Statute References..............................................3

1.7          Section and Schedule References.................................4

1.8          Parties.........................................................4

ARTICLE 2    SERVICES........................................................4

2.1          Scope of Services...............................................4

2.2          Billing Services................................................4

2.3          Performance of Services.........................................4

2.4          Compliance with Directions......................................5

2.5          Subcontracting of Transition Services...........................5

2.6          Use of Software.................................................5

2.7          Changes to Procedures...........................................6

2.8          Changes in Law, etc.............................................6

2.9          Problem Notification............................................6

2.10         Root-Cause Analysis and Resolution..............................6

ARTICLE 3    PAYMENT FOR SERVICES............................................7

3.1          Fees for Services...............................................7

3.2          Reimbursement of Fees and Expenses..............................7

3.3          Credit for Aggregate Employee Retention Award...................7

3.4          Invoices........................................................7

3.5          Payment.........................................................7

3.6          Applicable Taxes................................................7

3.7          Withholding Taxes...............................................8

3.8          Disputed Fees...................................................8

ARTICLE 4    RELATIONSHIP BETWEEN THE PARTIES................................8

4.1          Transition Representatives......................................8

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

4.2          Communications..................................................8

4.3          Bank Reports....................................................8

4.4          Confidentiality and Ownership of Data...........................9

4.5          Bank Service Locations..........................................9

ARTICLE 5    TRANSITION......................................................9

5.1          Transition......................................................9

5.2          Transition Plan.................................................9

ARTICLE 6    EMPLOYEES.......................................................9

6.1          Supervision of Employees........................................9

6.2          Terms of Employment of Transition Employees....................10

ARTICLE 7    DISCLAIMER OF WARRANTY.........................................10

7.1          No Warranty....................................................10

ARTICLE 8    LIMITATION OF LIABILITY AND INDEMNIFICATION....................10

8.1          Limitation of Liability........................................10

8.2          Force Majeure..................................................10

8.3          Indemnification................................................11

8.4          Recovery.......................................................11

8.5          Reimbursement for Unrecovered Chargebacks and Credit Losses....11

ARTICLE 9    TERM AND TERMINATION...........................................13

9.1          Term of Agreement..............................................13

9.2          Termination of a Transition Service............................13

9.3          Business Recovery Plan.........................................13

9.4          Bank Default...................................................13

9.5          NDPS/GPI Canada Default........................................14

9.6          Notice of Default..............................................14

9.7          Remedies of NDPS and GPI Canada................................14

9.8          Remedies of the Bank...........................................15

9.9          Non-Exclusive Remedies.........................................15

9.10         Equitable Remedies.............................................15

9.11         Assignment of Three Party Agreements...........................15

9.12         Consequences of Failure to Implement Transition Plan...........16

                                      -ii-
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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

ARTICLE 10   SOFTWARE RIGHTS ON TERMINATION.................................16

10.1         Software.......................................................16

ARTICLE 11   GENERAL........................................................17

11.1         PeriPheron Thermal Printers....................................17

11.2         Dispute Resolution.............................................17

11.3         Contracts and Invoicing........................................17

11.4         Independent Contractor.........................................17

11.5         Entire Agreement; Amendment....................................18

11.6         Severability...................................................18

11.7         Further Assurances.............................................18

11.8         Successors and Assigns.........................................18

11.9         Modification and Waiver........................................18

11.10        Notices........................................................19

11.11        Governing Law; Interpretation..................................20

11.12        Consent to Jurisdiction........................................20

11.13        Third-Party Beneficiaries......................................21

11.14        Time of Essence................................................21

11.15        Counterparts...................................................21

                              TRANSITION AGREEMENT

                  This TRANSITION AGREEMENT, dated as of the 20 day of March, 2001, between CANADIAN IMPERIAL BANK OF COMMERCE, a bank chartered under the laws of Canada (the "BANK"), NATIONAL DATA PAYMENT SYSTEMS, INC., a New York corporation ("NDPS"), GLOBAL PAYMENTS CANADA INC., an Ontario corporation ("GPI CANADA") and GLOBAL PAYMENTS INC. ("GLOBAL PAYMENTS") as the guarantor of the obligations of NDPS and GPI Canada hereunder, as described on the last page of this Agreement.

                  WHEREAS the Bank and NDPS (and National Data Corporation and Global Payments as guarantors of NDPS' obligations) entered into an asset purchase agreement dated November 9, 2000 (the "ASSET PURCHASE Agreement"), pursuant to which the Bank agreed to sell to NDPS, or an Affiliate of NDPS, the Assets Sold (as defined in the Asset Purchase Agreement);

                  AND WHEREAS the Bank, GPI Canada and NDPS (and Global Payments as the guarantor of the obligations of GPI Canada and NDPS) have entered into a marketing alliance agreement dated the date hereof (the "MARKETING ALLIANCE AGREEMENT") which sets out their respective rights and obligations in connection with the Merchant Business (as defined in the Asset Purchase Agreement) from and after the Closing Date;

                  AND WHEREAS, prior to the Closing Date, the Bank provided various support services to the Merchant Business, which the Bank intends to provide to NDPS and GPI Canada on a transitional basis pursuant to the terms of this Agreement to assist NDPS and GPI Canada in performing the NDPS Services which include certain services to be provided by the Bank to Merchants;

                  AND WHEREAS the execution and delivery of this Transition Agreement by the Bank and NDPS is a condition precedent to the completion of the transactions contemplated in the Asset Purchase Agreement;

                  NOW, THEREFORE, in consideration of the closing of the transactions contemplated by the Asset Purchase Agreement and the mutual covenants and agreements set forth herein, the Bank, GPI Canada and NDPS agree as follows:

                                    ARTICLE I
                                 INTERPRETATION

1.1 DEFINITIONS. In this Agreement and in any Schedules hereto, unless the context otherwise requires, the following terms shall have the meanings set forth below. Capitalized terms used in this Agreement without definition shall have the meaning ascribed thereto in the Marketing Alliance Agreement.

                  "ADDITIONAL COSTS" has the meaning set forth in Section 3.3;

                  "AGREEMENT" means this agreement and the schedules attached hereto as it or they may be amended or supplemented from time to time, and the expressions "hereof", "herein", "hereto", "hereunder", or "hereby" and similar expressions refer to this Agreement and not to any particular section or other portion of this Agreement;

                  "ASSET PURCHASE AGREEMENT" has the meaning set forth in the recitals;

                  "ASSETS SOLD" has the meaning set forth in the Asset Purchase Agreement;

                  "BANK DEFAULT" has the meaning set forth in Section 9.4;

                  "BUSINESS RECOVERY PLAN" has the meaning set forth in Section 9.3;

                  "CLIENT RELATIONS REPRESENTATIVE" has the meaning set forth in
Section 4.1;

                  "CLOSING" has the meaning set forth in the Asset Purchase Agreement;

                  "CLOSING DATE" has the meaning set forth in the Asset Purchase Agreement;

                  "DIRECTION" means a direction by NDPS and/or GPI Canada to the Bank with respect to the manner in which a Transition Service is performed;

                  "EFFECTIVE TIME" has the meaning set forth in the Asset Purchase Agreement;

                  "EMPLOYEE NOTICE" has the meaning set forth in Section 9.2;

                  "EMPLOYMENT-RELATED CLAIMS" has the meaning set forth in
Section 6.3;

                  "INTRIA TRANSITION SERVICES" has the meaning set forth in
Schedule 2.1;

                  "LEGAL CHANGE" has the meaning set forth is Section 2.8;

                  "NDPS DEFAULT" has the meaning set forth in Section 9.5;

                  "NDPS DESIGNATE" has the meaning set forth in Section 9.11;

                  "OSFI" has the meaning set forth in Section 9.3;

                  "PAYROLL SERVICES" has the meaning set forth in Section 6.3;

                  "PERIPHERON" has the meaning set forth in Section 11.1;

                  "PRIME RATE" means the commercial lending rate of interest which the Canadian Imperial Bank of Commerce quotes in Toronto as the reference rate of interest (commonly known as "prime") for purposes of determining the rate of interest that it charges to its commercial customers for loans in Canadian funds;

                  "SERVICE LEVELS" has the meaning set forth in Section 2.3;

                  "STANDARD OF CARE" has the meaning set forth in Section 2.3;

                  "TERM" means, in respect of a Transition Service, the twenty-four (24) month period commencing on the Closing Date and ending on the second anniversary of the Closing Date;

                  "TERMINATION NOTICE" has the meaning set forth in Section 9.2;

                  "THREE PARTY AGREEMENTS" has the meaning set forth in the Asset Purchase Agreement;

                  "TRANSFERRED EMPLOYEES" has the meaning set forth in the Asset Purchase Agreement;

                  "TRANSITION DATE" means, in respect of a Transition Service, the date on which such Transition Service is terminated in accordance with this Agreement;

                  "TRANSITION EMPLOYEES" has the meaning set forth in the Asset Purchase Agreement;

                  "TRANSITION PERIOD" has the meaning set forth in Section 2.1;

                  "TRANSITION PLAN" has the meaning set forth in Section 5.2;

                  "TRANSITION SERVICE" and "TRANSITION SERVICES" have the meanings set forth in Section 2.1; and

                  "TRANSITION SUPPORT SERVICE" and "TRANSITION SUPPORT SERVICES" have the meanings set forth in Schedule 3.1.

1.2 HEADINGS AND REFERENCES. The division of this Agreement into Articles and Sections, the insertion of headings, and the provision of any table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3 NUMBER AND GENDER. Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.4 BUSINESS DAYS. If any payment is required to be made or other action is required to be taken pursuant to this Agreement on a day which is not a Business Day, then such payment or action shall be made or taken on the next Business Day.

1.5 CURRENCY AND PAYMENT OBLIGATIONS. Except as otherwise expressly provided in this Agreement, all statements of or references to dollar amounts in this Agreement are to lawful money of Canada.

1.6 STATUTE REFERENCES. Any reference in this Agreement to any statute or any section thereof shall, unless otherwise expressly stated, be deemed to be a reference to such statute or section as amended, restated or re-enacted from time to time.

1.7 SECTION AND SCHEDULE REFERENCES. Unless the context requires otherwise, references in this Agreement to Sections or Schedules are to Sections, or Schedules of this Agreement. The Schedules to this Agreement form part of this Agreement and are as follows:

SCHEDULES

Schedule 2.1      -     Transition Services
Schedule 2.2      -     Service Levels
Schedule 3.1      -     Fees
Schedule 4.1      -     Client Relations Representatives
Schedule 9.11     -     Three Party Agreements

1.8 PARTIES. GPI Canada is a party to this Agreement for the purposes of exercising such rights and fulfilling such obligations that relate to the performance of the business of acquiring and leasing point-of-sale terminals to Merchants and acting as an independent sales organization to the extent that such activities relate to the conduct of the Merchant Business, and all references to "NDPS and/or GPI Canada" herein shall be interpreted to mean the relevant party as the context requires, provided that NDPS guarantees the obligations of GPI Canada in accordance with the provisions of the last page of this Agreement.

                                    ARTICLE 2
                                    SERVICES

2.1 SCOPE OF SERVICES. Upon the terms and subject to the conditions of this Agreement, the Bank, to the extent requested by NDPS and/or GPI Canada, shall provide to NDPS and/or GPI Canada the services relating to the Merchant Business described in SCHEDULE 2.1 hereto (each, individually, a "TRANSITION SERVICE" and collectively, the "TRANSITION SERVICES"), each such Transition Service to be provided during the Term for such Transition Service, unless the Term for such Transition Service is otherwise terminated in accordance with Article 9. For greater certainty, without limiting the foregoing, in no circumstances shall the Term during which the Bank is to provide a Transition Service under this Agreement extend for a period longer than twenty-four (24) months following the Closing Date (the "TRANSITION PERIOD"), except as otherwise agreed in writing by the Bank, NDPS and/or GPI Canada.

2.2 BILLING SERVICES. NDPS and GPI Canada hereby direct the Bank to act as its billing intermediary and issue invoices directly to Merchants in respect of the supply of services by NDPS and GPI Canada pursuant to the Merchant Agreements. All amounts payable under any invoices issued to Merchants under this Section 2.2, including all applicable taxes, shall be paid by the Merchants directly to NDPS and NDPS and/or GPI Canada shall remit all applicable taxes to the appropriate taxing authority.

2.3 PERFORMANCE OF SERVICES. The Bank agrees to: (a) provide the Transition Services in a prompt, and efficient manner; (b) use due care in performing all Transition Services hereunder in the ordinary course of the Merchant Business and in accordance with good business practices and management techniques; and (c) use Commercially Reasonable Efforts to comply with the service levels set forth on SCHEDULE 2.3 (the "SERVICE Levels"), as applicable ((a), (b) and (c) collectively, the "STANDARD OF CARE"). NDPS and GPI Canada agree that the Bank shall be deemed to have provided the Transition Services in accordance with the Standard of Care if the Bank performs such Transition Services in substantially the same manner as such services were performed during the twelve (12) month period immediately preceding the Closing Date. Within 60 days of the Closing Date, the Bank shall, with input and assistance from NDPS and/or GPI Canada, provide NDPS and/or GPI Canada with a schedule of the primary service levels achieved by the Bank during the twelve
(12) month period immediately preceding the Closing Date, such service levels shall serve as the basis for the deemed performance in accordance with the Standard of Care as described in the preceding sentence. The Bank agrees to: (a) comply with all applicable Laws, Association Rules and Clearing System Rules, including, but not limited to, those concerning the processing of Chargebacks and Credit Losses, dispute resolution and arbitration; and (b) use Commercially Reasonable Efforts to ensure that Transferred Employees have access to e-mail.

2.4 COMPLIANCE WITH DIRECTIONS. The Bank acknowledges that NDPS and GPI Canada have an interest in the manner in which the Bank performs the Transition Services and operates the division responsible for performing such Transition Services as such performance and operations has a direct impact on the profitability of the Merchant Business. The Bank agrees that it shall in good faith give due and timely consideration to all Directions that are provided to the Bank by the Client Relations Representative of NDPS and GPI Canada, or a designate of such Person, and to meet regularly with such Client Relations Representative to discuss such Directions. In the event that the Bank follows a Direction and, as a result of following such Direction, fails to perform the Transition Services in substantially the same manner as such services were performed during the twelve (12) month period immediately preceding the Closing Date, NDPS and GPI Canada acknowledge and agree that such failure to meet the Standard of Care shall not be considered a Bank Default, notwithstanding anything to the contrary in this Agreement.

2.5 SUBCONTRACTING OF TRANSITION SERVICES. The Bank shall have the right to subcontract any of the Transition Services that, prior to the Closing Date, were performed by Intria-HP Corporation and Intria Items Inc. The Bank acknowledges and agrees that it shall not subcontract any other Transition Services without the prior written approval of NDPS and/or GPI Canada, such approval not to be unreasonably withheld. NDPS and GPI Canada acknowledge and agree that they shall not have a direct contractual relationship with any of the subcontractors hired by the Bank to perform the Transition Services. The Bank shall use Commercially Reasonable Efforts to give NDPS and/or GPI Canada the benefit of any cost reductions or savings the Bank receives from any subcontractors, including Intria-HP Corporation and Intria Items Inc.

2.6 USE OF SOFTWARE. Each of NDPS and GPI Canada, as the owners of any and all software included in the Assets Sold, consents to the execution, use, access and copying of such software by the Bank and its Affiliates, provided that any such execution, use, access or copying by the Bank or its Affiliates is done solely for the purposes, and in accordance with the terms, of this Agreement.

2.7 CHANGES TO PROCEDURES. The Bank shall have the right to change the procedures it uses in performing the Transition Services from time to time upon the mutual agreement of the parties.

2.8 CHANGES IN LAW, ETC. The Bank shall, with the co-operation and assistance of NDPS and/or GPI Canada, identify and assess the impact on the Transition Services of a change in applicable Laws, Association Rules or Clearing System Rules that relate to the Transition Services (a "LEGAL CHANGE"). If NDPS, GPI Canada or the Bank becomes aware of an impending or actual Legal Change, it shall notify the other parties of such Legal Change and provide an assessment of its impact. The parties shall in good faith attempt to agree upon any required modifications to the Transition Services required as a result of a Legal Change. While the Bank is making any agreed upon modifications resulting from a Legal Change, the Bank shall use Commercially Reasonable Efforts to continue to provide the Transition Services at the specified Service Levels. If, however, such Legal Change prevents the Bank from meeting the Service Levels, the Bank shall use its Commercially Reasonable Efforts to arrange a reasonable solution that gives effect to the intent of this Agreement as closely as practicable and that delivers the Transition Services in the most commercially reasonable manner in the circumstances. If such Legal Change materially affects the Bank's cost of providing the Transition Services, the Bank, NDPS and/or GPI Canada shall in good faith negotiate an adjustment of the applicable Service Levels.

2.9 PROBLEM NOTIFICATION. The Bank shall notify NDPS and GPI Canada in the event that the Bank becomes aware of an event, occurrence, error, defect or malfunction materially affecting the ability of the Bank to perform the Transition Services. NDPS and/or GPI Canada shall notify the Bank in the event that either GPI Canada or NDPS, as the case may be, becomes aware of an event, occurrence, error, defect or malfunction materially affecting the ability of the Bank to perform the Transition Services. Failure by NDPS or GPI Canada to give any notice pursuant to this Section 2.9 relating to a problem affecting the Bank shall not relieve the Bank of any liability hereunder. If more than one problem arises or occurs at one time, the parties shall mutually agree upon the order of priority in which the problems are to be addressed and resolved.

2.10 ROOT-CAUSE ANALYSIS AND RESOLUTION. The Bank shall, promptly after:

                  (a) any material failure of the Bank to provide any of the Transition Services in accordance with this Agreement; or

                  (b) the Bank's repeated failure to provide any of the Transition Services in accordance with this Agreement,

and in any event within three (3) days of receipt of a notice from NDPS and/or GPI Canada in respect thereof, commence an analysis to identify the cause of such failure; and as soon as commercially reasonable thereafter provide a report detailing the cause of, and procedure for correcting, such failure. In addition, the Bank shall deliver to NDPS and/or GPI Canada within a commercially reasonable time a corrective action plan that addresses actions to be taken in an effort to try to avoid a recurrence of such failure.

                                    ARTICLE 3
                              PAYMENT FOR SERVICES

3.1 FEES FOR SERVICES. NDPS and/or GPI Canada shall pay to the Bank the amounts set forth and calculated in accordance with Schedule 3.1 in consideration for the Transition Services.

3.2 REIMBURSEMENT OF FEES AND EXPENSES. The parties hereto acknowledge and agree that in connection with the provision of the Transition Services in accordance with the terms of this Agreement, the Bank may incur costs in modifying the physical facilities (for example, new locks and doors) and technology infrastructure (for example, network security and isolating the e-mail environment) used by the Merchant Business and setting up adequate systems and protections (the "ADDITIONAL COSTS"). NDPS and/or GPI Canada agree that they shall, in addition to their other payment obligations pursuant to this
Article 3, reimburse the Bank for fifty percent (50%) of the Additional Costs reasonably incurred by the Bank, provided that the Bank has provided NDPS and/or GPI Canada with 60 days' notice of its need to incur such Additional Costs, such notice to include an estimate of the Additional Costs to the extent practicable. For greater certainty, such Additional Costs shall not include any costs relating to the migration of the technology platform for the Merchant Business by NDPS and/or GPI Canada.

3.3 CREDIT FOR AGGREGATE EMPLOYEE RETENTION AWARD. The amount payable to the Bank by NDPS and/or GPI Canada as compensation for the Transition Services shall be reduced by a one-time credit of $17,183.00.

3.4 INVOICES. The Bank shall deliver, within twenty-one days after the end of each calendar month, an invoice to NDPS for all amounts payable by NDPS and/or GPI Canada to the Bank as compensation for Transition Services performed in the preceding calendar month and any Additional Costs incurred in the preceding calendar month.

3.5 PAYMENT. Payment of the amounts specified on an invoice delivered in accordance with Section 3.4 shall be due on the 60th day after the end of the calendar month to which the invoice relates. The Bank reserves the right to charge interest on all amounts not paid when due at the Prime Rate or the maximum rate allowed by law, if less. If amounts specified on an invoice are disputed and withheld by NDPS and/or GPI Canada, and it is later determined that such amounts were accurately charged, NDPS and/or GPI Canada will pay such amount together with the interest thereon determined in accordance with this
Section 3.5 from the date on which payment under such invoice was otherwise due.

3.6 APPLICABLE TAXES. The parties understand that the Transition Services are not subject to tax under Part IX of the Excise Tax Act (Canada) and the Act Respecting the Quebec Sales Tax (Quebec) pursuant to Schedule VI, Part V, Section 7 to the Excise Tax Act (Canada). The parties covenant and agree that, in any event, they shall cooperate to contest any assessment of goods and services taxes and to minimize the amount of goods and services tax payable. In the event that goods and services taxes, or any other taxes, are payable in connection with the Transition Services and this Agreement, NDPS and/or GPI Canada shall pay to the Bank all applicable sales, value added, use and other taxes (other than income and any withholding taxes) required under applicable Laws to be paid to the Bank in respect of the fees payable for Transition Services, including, without limitation, provincial sales taxes and goods and services taxes.

3.7 WITHHOLDING TAXES. In the event that NDPS does not obtain a waiver from the Canadian Customs and Revenue Authority ("CCRA") or such other applicable taxing authority of both: (a) the requirement for the Bank to withhold and remit applicable withholding tax under Regulation 105 of the Income Tax Act (Canada); and (b) if applicable, the equivalent requirement under applicable Quebec tax legislation with respect to any amounts to be transferred by the Bank to NDPS and/or GPI Canada in connection with the Transition Services, the Bank shall make such withholdings and remit such amounts to the CCRA or such other applicable taxing authority as are required under the legislative requirements that the CCRA or such other applicable taxing authority has not so waived.

3.8 DISPUTED FEES. NDPS and/or GPI Canada shall notify the Bank within 120 days of receipt of an invoice of any disputed amounts or the Bank, and, subject to any adjustments described in Schedule 3.1, NDPS and GPI Canada shall be deemed to have agreed with the invoice. In the event of any dispute with respect to the matters set forth in this Article 3, the parties agree that such dispute shall be settled in accordance with the dispute resolution mechanism set out in Section 22 of the Marketing Alliance Agreement.

                                   ARTICLE 4
                        RELATIONSHIP BETWEEN THE PARTIES

4.1 TRANSITION REPRESENTATIVES. Each of the Bank, individually, and NDPS and GPI Canada, collectively, shall designate, from time to time, a representative responsible for implementing the provisions of this Agreement and all communications with the other parties relating to the subject matter of this Agreement. Until such time as the Bank, or NDPS and GPI Canada, may change their Client Relations Representative by written notice, the initial Client Relations Representatives for the Bank, individually, and NDPS and GPI Canada, collectively, are those individuals set forth in SCHEDULE 4.1.

4.2 COMMUNICATIONS. NDPS, GPI Canada and the Bank agree to provide all reasonable technical or other information required by the other parties in connection with the performance of the Transition Services, and the assumption of responsibility for the performance of the Transition Services by NDPS and/or GPI Canada and their designated third party providers. The Client Relations Representatives, or their designates, shall communicate on a regular basis with respect to the performance of the Transition Services and the implementation of the Transition Plan and shall act as a liaison between the parties hereto. The Client Relations Representative of each party hereto, or their designates, shall be responsible for answering or addressing inquiries or concerns of the other parties, such inquiries or concerns to be addressed within a reasonable period of time.

4.3 BANK REPORTS. The Bank shall provide to NDPS and/or GPI Canada such reports as the parties shall mutually agree upon from time to time. The reasonable costs of such reporting shall be borne by NDPS and/or GPI Canada, except for the costs associated with any reports that are generated in the Ordinary Course of the Bank's business without additional cost or undue burden to the Bank.

4.4 CONFIDENTIALITY AND OWNERSHIP OF DATA. The parties agree that the terms and conditions of the Marketing Alliance Agreement relating to NDPS Data, Bank Data and Confidentiality, including but not limited to, Sections 10.4, 10.5, 10.7, 11 and 23.11, shall apply to any NDPS Data or Bank Data obtained or accessed by another party during the Transition Period.

4.5 BANK SERVICE LOCATIONS. The parties acknowledge and agree that terms and conditions of the Marketing Alliance Agreement relating to Bank Service Locations, including, but not limited to, Sections 10.6 and 10.8, shall apply during the Transition Period and NDPS and/or GPI Canada shall be entitled to exercise of the rights granted thereunder.

                                    ARTICLE 5
                                   TRANSITION

5.1 TRANSITION. NDPS, GPI Canada and the Bank agree to use their Commercially Reasonable Efforts to effect an orderly operation or transition of the relevant functions of the Merchant Business during the Transition Period. The Bank agrees to offer NDPS and GPI Canada reasonable conversion assistance and consultation in effecting this transition.

5.2 TRANSITION PLAN. NDPS and/or GPI Canada shall develop a tentative plan (the "TRANSITION PLAN") and shall use Commercially Reasonable Efforts to deliver to the Bank a copy of such Transition Plan, by the date that is 120 days following the Closing Date, such Transition Plan to provide for an orderly method under which NDPS and/or GPI Canada or a third party provider shall assume responsibility for the performance of the Transition Services. The Bank shall provide information and assistance to NDPS and/or GPI Canada in the formulation of the Transition Plan, to the extent reasonably requested by NDPS and/or GPI Canada. NDPS and GPI Canada shall use Commercially Reasonable Efforts to implement the Transition Plan and to ensure that such implementation does not adversely affect the Bank or its ability to provide any of the Transition Services. In the event that NDPS and/or GPI Canada make any changes to the Transition Plan, NDPS and/or GPI Canada agree to notify the Bank in writing of such changes.

                                    ARTICLE 6
                                    EMPLOYEES

6.1 SUPERVISION OF EMPLOYEES. The Bank, NDPS and/or GPI Canada agree to work together, in good faith, to develop reporting, supervision and communication arrangements between the employees of the Bank who are responsible for performing the Transition Services and NDPS and/or GPI Canada to facilitate the performance of the obligations of the parties under this Agreement and the Marketing Alliance Agreement.

6.2 TERMS OF EMPLOYMENT OF TRANSITION EMPLOYEES. The parties acknowledge that the terms and conditions relating to offers of employment to, and terms of employment of, Transition Employees and the obligations of GPI Canada in respect thereof are set out in Section 4.3 of the Asset Purchase Agreement.

                                   ARTICLE 7
                             DISCLAIMER OF WARRANTY

7.1 NO WARRANTY. Other than those expressly provided in this Agreement, there are no representations, warranties or conditions express, implied or statutory, including but not limited to, any implied warranties or conditions of merchantable quality or fitness for a particular purpose, made by the Bank with respect to any and all services, equipment, goods or items, including without limitation software, provided in the course of performing its obligations and the Transition Services.

                                   ARTICLE 8
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

8.1 LIMITATION OF LIABILITY. Should there be any failure in performance or errors or omissions, the Bank shall use Commercially Reasonable Efforts to correct such failure in performance or errors or omissions. Except as the result of a third party claim subject to Section 8.3, in no event shall a party hereto be liable to another party or any third parties for any special, indirect or consequential damages, even if such party has been advised of the possibility of such damage. The Bank shall not be responsible in any manner for errors or failures of any Person other than those of the Bank, any Affiliate of the Bank, Intria-HP Corporation, and Intria Items Inc. NDPS and/or GPI Canada shall not be responsible in any manner for errors or failures of any Person other than those of NDPS, and/or GPI Canada or any Affiliate of NDPS and/or GPI Canada or any Merchant Accounting Processor or Independent Sales Organization designated by NDPS.

8.2 FORCE MAJEURE. None of the parties hereto shall be liable for a failure or delay in the performance of their obligations under the terms of this Agreement, including, but not limited to, a failure or delay in providing the Transition Services, if such failure is due to any Force Majeure Event affecting the party not performing its obligations, or affecting one of its subcontractors, provided that such party uses Commercially Reasonable Efforts to resume performing its obligations hereunder as soon as practicable. If a Force Majeure Event occurs, the party affected by such Force Majeure Event shall promptly notify such party by telephone (to be confirmed in writing within 5 days of the inception of such delay) of the occurrence of a Force Majeure Event and describe in reasonable detail in such notice the circumstances causing the Force Majeure Event. The parties hereto shall not have any liability for losses, expenses or damages, ordinary, special or consequential resulting directly or indirectly from such causes or conditions.

8.3                   INDEMNIFICATION.

                      (a) INDEMNIFICATION BY THE BANK. Subject to the terms of this Agreement, the Bank shall indemnify each of NDPS and GPI Canada and hold each of NDPS and GPI Canada harmless from any liability, loss, cost or expense, including reasonable attorneys' fees and expenses ("LOSSES") suffered it or its Affiliates that shall result from or arise out of (i) the breach by the Bank of this Agreement; (ii) the Bank's violation of applicable Laws, Association Rules and Clearing System Rules; or (iii) the negligence or intentional wrongdoing of the Bank; provided that if the Bank and NDPS and/or GPI Canada are jointly sued by a third party and they are deemed to be liable as joint tortfeasors, then the allocation of loss between NDPS and GPI Canada, on the one hand, and the Bank, on the other hand, shall be determined by the court.

                      (b) INDEMNIFICATION BY NDPS AND GPI CANADA. Subject to the terms of this Agreement, each of NDPS and GPI Canada shall indemnify the Bank and hold the Bank harmless from any Losses suffered by it or its Affiliates that shall result from or arise out of (i) the breach by NDPS or GPI Canada of this Agreement;
                           (ii) NDPS's or GPI Canada's violation of applicable Laws, Association Rules and Clearing System Rules; or
                           (iii) the negligence or intentional wrongdoing of NDPS or GPI Canada; provided that if the Bank and NDPS and/or GPI Canada are jointly sued by a third party and they are deemed to be liable as joint tortfeasors, then the allocation of loss between NDPS and/or GPI Canada, on the one hand, and the Bank, on the other, shall be determined by the court.

                      (c) PROCEDURES. NDPS, GPI Canada and the Bank agree that the procedure for making a claim under the indemnity provisions of this Section 8.3 shall be governed by, and conducted in accordance with, Section 20 of the Marketing Alliance Agreement.

8.4 RECOVERY. If, at any time, either the Bank, on the one hand, or NDPS and/or GPI Canada, on the other, has received damages from the other and recovers funds, payments, or costs from a third party relating to the liability in respect of which such damages were paid, the amounts so recovered (less the costs of recovery and amounts previously paid to the other party in respect of the Loss) shall be remitted to such other party up to the amounts previously paid by such party.

8.5                        REIMBURSEMENT FOR UNRECOVERED CHARGEBACKS AND CREDIT
LOSSES.

                      (a) The Bank shall reimburse NDPS within 60 days for the amount of any unrecovered Chargebacks and Credit Losses (calculated on an aggregate basis for the entire portfolio of Merchants that are parties to Existing Merchant Agreements, and not on a Merchant-by-Merchant basis) that: (i) are incurred by NDPS and/or GPI Canada in respect of Merchants that are parties to Existing Merchant Agreements; (ii) arise out of sales transactions which occur between the Effective Time and the date on which this Agreement is terminated in accordance with Article 9 hereof; and (iii) are in excess of twice the aggregate amount of unrecovered Chargebacks and Credit Losses (calculated on an aggregate basis for the entire portfolio of Merchants that are parties to Existing Merchant Agreements, and not on a Merchant-by-Merchant basis) that the Bank incurred in respect of sales transactions which occurred during the period of time immediately preceding the Effective Time that is equal in duration to the period of time during which the Bank performed the Transition Services under this Agreement;

                      (b) From time to time, NDPS and/or GPI Canada shall deliver an invoice to the Bank for amounts payable by the Bank to NDPS and/or GPI Canada under the terms and conditions of paragraph (a). Payment of the amounts specified on an invoice delivered in accordance with this paragraph (b) shall be due on the 60th day after the date of the invoice. NDPS and/or GPI Canada reserve the right to charge interest on all amounts not paid when due at the Prime Rate or the maximum rate allowed by law, if less;

                      (c) Upon request, NDPS and/or GPI Canada shall provide reasonable supporting information for any invoice submitted under this Section 8.5. The Bank shall have the right to conduct a review of the books and records of NDPS and GPI Canada relating solely to the unrecovered Chargebacks and Credit Losses described in paragraph (a) upon written notice to NDPS at a mutually agreeable time and place. Upon receipt of a review notice, NDPS and GPI Canada will make available for the Bank's inspection (including inspection by any agent, representative, or professional advisor of the Bank) all relevant records and books related to the unrecovered Chargebacks and Credit Losses described in paragraph
                           (a). Any such review shall be at the expense of the Bank, unless such review reveals that NDPS and/or GPI Canada has overcharged the Bank, in which case, the Bank shall be reimbursed for the costs and expenses it incurred in connection with such review; and

                      (d) The Bank shall notify NDPS within 120 days of receipt of an invoice delivered under this Section 8.5 of any disputed amounts or the Bank, NDPS and GPI Canada shall be deemed to have agreed with the invoice. In the event of any dispute with respect to the matters set forth in this Section 8.5, the parties agree that such dispute shall be settled in accordance with the dispute resolution mechanism set out in Section 22 of the Marketing Alliance Agreement.

                                   ARTICLE 9
                              TERM AND TERMINATION

9.1 TERM OF AGREEMENT. This Agreement shall remain in full force and effect from the Closing Date to the earliest of: (a) the date that is the second anniversary of the Closing Date; (b) the date on which this Agreement is terminated in accordance with Sections 9.7 or 9.8; and (c) the date on which the Bank is no longer obligated to perform any of the Transition Services under the terms of this Agreement.

9.2 TERMINATION OF A TRANSITION SERVICE. The obligation of the Bank to provide a particular Transition Service may be terminated by NDPS and/or GPI Canada at the end of any calendar month prior to end of the Term for which such Transition Service was to be provided, upon 120 days' prior written notice (the "TERMINATION NOTICE") to the Bank. NDPS and GPI Canada agree that each of the Transition Services shall be terminated in an orderly manner in accordance with the Transition Plan. Notwithstanding that the Bank shall receive 120 days' prior written notice of the intention of NDPS and GPI Canada to terminate the Bank's obligation to provide a Transition Service, the Bank agrees that it shall not provide its employees that are responsible for performing such Transition Service with more than 60 days' prior written notice (the "EMPLOYEE NOTICE") of NDPS's and GPI Canada's intention to terminate such Transition Service. Prior to the delivery of the Employee Notice, NDPS and/or GPI Canada shall have the right to cancel the Termination Notice, in which event the Bank shall continue to provide the applicable Transition Service in accordance with the terms and conditions of this Agreement. After the Employee Notice has been delivered, the Bank is not obligated to: (a) extend the period during which it is obligated to perform the Transition Service beyond the date specified in the Termination Notice for termination of such Transition Service; or (b) resume performing such Transition Service at a later date during the Transition Period.

9.3 BUSINESS RECOVERY PLAN. Notwithstanding anything to the contrary in this Agreement, NDPS and GPI Canada shall not be entitled to terminate the Bank's obligation to provide all or any part of the authorization and draft capture services until such time as the operator of the platform has in place a business recovery plan (the "BUSINESS RECOVERY PLAN") that is in compliance with any conditions imposed by the Office of the Superintendent of Financial Institutions ("OSFI") and is acceptable to the Bank, such acceptance not to be unreasonably withheld. Despite the foregoing and subject to compliance with any conditions imposed by OSFI, the Bank agrees that the Business Recovery Plan of Intria-HP Corporation and Intria Items Inc. existing on the date hereof is acceptable to the Bank.

9.4 BANK DEFAULT. The occurrence of any one of more of the following events shall constitute a default by the Bank under the terms of this Agreement (a "BANK DEFAULT"):

             (1) If the Bank defaults in the performance of any of the Transition Services in accordance with Section 2.3 for two consecutive months under this Agreement and a corrective action plan has not been developed during the 30-day period after written notice and demand for cure has been given by NDPS and/or GPI Canada to the Bank (except that such period shall be extended to the extent there shall be in effect any event which shall be deemed a Force Majeure Event); or

             (2) The Bank is adjudged or declared bankrupt or insolvent or makes an assignment for the benefit of its creditors, or petitions or applies to any tribunal for the appointment of a receiver, custodian, trustee, or similar officer for it or for any part of its property, or commences any proceedings relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation Law or statute of any jurisdiction whether now or hereafter in effect, or by any act indicates its consent to, approval of, or acquiescence in, any such proceeding for it or for any part of its property, or a receiver, liquidator, assignee, custodian, trustee or similar official is appointed for the party, or any of the party's property.

9.5 NDPS/GPI CANADA DEFAULT. The occurrence of any one or more of the following events shall constitute a default by NDPS or GPI Canada under the terms of this Agreement (an "NDPS DEFAULT"):

             (1) If NDPS or GPI Canada defaults in the payment of any amounts due and owing to the Bank under this Agreement and such default is not cured for sixty (60) days after written notice and demand for cure has been given by the Bank to NDPS and GPI Canada;

             (2) If NDPS or GPI Canada is adjudged or declared bankrupt or insolvent or makes an assignment for the benefit of its creditors, or petitions or applies to any tribunal for the appointment of a receiver, custodian, trustee, or similar officer for it or for any part of its property, or commences any proceedings relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation Law or statute of any jurisdiction whether now or hereafter in effect, or by any act indicates its consent to, approval of, or acquiescence in, any such proceeding for it or for any part of its property, or a receiver, liquidator, assignee, custodian, trustee or similar official is appointed for the party, or any of the party's property.

9.6 NOTICE OF DEFAULT. Each party to this Agreement shall promptly notify the other parties if a Default or Event of Default with respect to it has occurred hereunder.

9.7 REMEDIES OF NDPS AND GPI CANADA. Upon the occurrence of a Bank Default, after attempting to resolve the matter pursuant to the dispute resolution provisions set out in the Marketing Alliance Agreement, NDPS and/or GPI Canada may do any or all of the following as NDPS and/or GPI Canada, in their sole and absolute discretion, shall determine:

             (1) terminate this Agreement in accordance with the provisions hereof;

             (2) bring any proceedings in the nature of specific performance, injunction, or other equitable remedy in any instance, it being acknowledged that damages at Law may be an inadequate remedy for a Bank Default under this Agreement;

             (3) bring any action at Law as may be necessary or advisable in order to recover damages and costs; and/or

             (4) exercise any of its other rights and remedies provided for hereunder or otherwise available to it, including a waiver of any Bank Default.

9.8 REMEDIES OF THE BANK. Upon the occurrence of an NDPS Default, after attempting to resolve the matter pursuant to the dispute resolution provisions set out in the Marketing Alliance Agreement, the Bank may do any or all of the following as the Bank, in its sole and absolute discretion, shall determine:

             (1) terminate this Agreement in accordance with the provisions hereof;

             (2) bring any proceedings in the nature of specific performance, injunction, or other equitable remedy in any instance, it being acknowledged that damages at Law may be an inadequate remedy for an NDPS Default under this Agreement;

             (3) bring any action at Law as may be necessary or advisable in order to recover damages and costs; and/or

             (4) exercise any of its other rights and remedies provided for hereunder or otherwise available to it, including a waiver of any NDPS Default.

9.9 NON-EXCLUSIVE REMEDIES. The non-defaulting party may, in its sole discretion, exercise any right or recourse and/or proceed by any action, suit, remedy or proceeding against the defaulting party authorized hereunder or permitted by Law and may proceed to exercise any and all rights hereunder and no remedy for the enforcement of the rights of the non-defaulting party shall be exclusive of any other rights or remedies provided hereunder or at Law or in equity or be dependent upon any such right or remedy and any one or more of such rights or remedies may from time to time be exercised independently or in combination. All such rights shall be subject to the limitation of liability contained herein.

9.10 EQUITABLE REMEDIES. The defaulting party agrees that the non-defaulting party's entitlement to seek equitable relief includes such injunction or injunctions as may be required to prevent breaches or further breaches of any of the provisions hereof, and specific enforcement of such provisions by an action instituted in any court having jurisdiction.

9.11 ASSIGNMENT OF THREE PARTY AGREEMENTS. As contemplated in and pursuant to the Asset Purchase Agreement, upon termination of the Bank's obligation to perform a Transition Service, the Bank agrees to assign to NDPS or GPI Canada or such Affiliate of NDPS or GPI Canada as NDPS or GPI Canada shall designate (the "NDPS DESIGNATE") and NDPS and GPI Canada agree to accept, or cause their NDPS Designate to accept, from the Bank all right, title and interest of the Bank in and to any Three Party Agreements set forth in SCHEDULE
9.10 that enabled the Bank to perform to such Transition Service and NDPS and GPI Canada agree to assume, or cause their NDPS Designate to assume, any and all of the Bank's obligations under such Three Party Agreements. The parties hereto acknowledge that such Three Party Agreements are agreements that are to be assigned to NDPS under the terms of the Asset Purchase Agreement and that the Bank needed to retain the right to receive some or all of the rights or services provided thereunder solely for purposes of providing the Transition Services to NDPS and/or GPI Canada. Upon termination of the Bank's obligation to perform a Transition

Service in accordance with Section 9.2, the Bank shall no longer require the rights or services provided under any Three Party Agreements applicable to such Transition Service and as contemplated, and in return for the consideration provided, under the Asset Purchase Agreement the assignment of such Three Party Agreements shall be effective.

9.12 CONSEQUENCES OF FAILURE TO IMPLEMENT TRANSITION PLAN. In the event that NDPS, GPI Canada or a third party service provider has not assumed responsibility for the performance of all of the Transition Services by the end of the Transition Period, the Bank shall have the option to continue performing the Transition Services in return for compensation equivalent to the market rates charged by independent service providers for substantially similar services, such option to be exercised in the sole and absolute discretion of the Bank and subject to any regulatory approvals required and all applicable laws.

                                   ARTICLE 10
                         SOFTWARE RIGHTS ON TERMINATION

10.1 SOFTWARE. The parties agree that if, during the term of this Agreement, it is determined that NDPS, GPI Canada or any of their Affiliates shall need access to certain software to conduct the Merchant Business (the "SOFTWARE") following the Transition Period, and such Software is:

                  (a) owned by the Bank or an Affiliate of the Bank and will be used by the Bank following the Transition Period, at NDPS' or GPI Canada's option, the Bank shall, or shall cause its Affiliate to, enter into, on commercially reasonable terms, a non-exclusive, non-assignable, royalty-free, fully paid-up licence with NDPS, GPI Canada or their NDPS Designate in respect of any such Software;

                  (b) owned by the Bank or an Affiliate of the Bank and will not be used by the Bank following the Transition Period, at NDPS' or GPI Canada's option, the Bank shall, or shall cause its Affiliate to, transfer such software to NDPS, GPI Canada or their NDPS Designate;

                  (c) licensed by the Bank or an Affiliate of the Bank and will be used by the Bank following the Transition Period, at NDPS' or GPI Canada's option, the Bank shall, or shall cause its Affiliate to, use Commercially Reasonable Efforts to: (i) negotiate an arrangement with NDPS, GPI Canada or their NDPS Designate and the licensor of such Software whereby both NDPS, GPI Canada or their NDPS Designate, and the Bank, or its Affiliate, as applicable, could continue using such Software under the same licence; or (ii) obtain a separate licence for NDPS, GPI Canada or their NDPS Designate; or

                  (d) licensed by the Bank or an Affiliate of the Bank and will not be used by the Bank following the Transition Period, at NDPS' or GPI Canada's option, the Bank shall, or shall cause its Affiliate to use Commercially

                           Reasonable Efforts to, assign its licence to NDPS, GPI Canada, or their NDPS Designate.

Notwithstanding anything to the contrary, any additional licenses resulting from the foregoing are considered, as between the Bank, NDPS and GPI Canada, to be a part of, a result of, and in return for, the consideration provided under the Asset Purchase Agreement


                                  ARTICLE 11
                                    GENERAL

11.1 PERIPHERON THERMAL PRINTERS The Bank shall reimburse NDPS for the cost incurred by NDPS and/or GPI Canada for shipping the RM2000 Thermal Printers manufactured by PeriPheron Technologies Ltd. ("PERIPHERON") to PeriPheron's facilities at #148-1538 Cliveden Avenue, Delta, British Columbia in connection with the "TCO Upgrade Project" (as described in the letters from PeriPheron to CIBC dated January 22, 2001 and February 19, 2001 included in the Assets Sold) to be implemented by PeriPheron, NDPS and/or GPI Canada after the Closing Date, provided that the maximum amount payable by the Bank for such shipping costs shall be $100,000. NDPS and GPI Canada shall use Commercially Reasonable Efforts to cause the TCO Upgrade Project to be completed as soon as practicable and, if possible, within a eighteen (18) month period.

11.2 DISPUTE RESOLUTION. NDPS, GPI Canada and the Bank acknowledge and agree that any and all disputes that arise from, or relate in any way to, the Transition Services, the Transition Plan, or any other matter set forth in this Agreement, shall be settled in accordance with the dispute resolution provisions set out in the Marketing Alliance Agreement.

11.3 CONTRACTS AND INVOICING. Upon request, the Bank shall provide reasonable supporting information for any invoice submitted hereunder. NDPS and/or GPI Canada shall have the right to conduct a review of the books and records of the Bank relating solely to the Transition Services to be provided hereunder upon written notice to the Bank at a mutually agreeable time and place. Upon receipt of a review notice, the Bank will make available for NDPS' or GPI Canada's inspection (including inspection by any agent, representative, or professional advisor of NDPS or GPI Canada) all relevant records and books related solely to the Transition Services provided hereunder. Any such review shall be at the expense of NDPS and/or GPI Canada, unless such review reveals that the Bank has overcharged NDPS or GPI Canada, in which case, NDPS and/or GPI Canada shall be reimbursed for the costs and expenses they incurred in connection with such review.

11.4 INDEPENDENT CONTRACTOR. Each party to this Agreement intends that the Bank shall operate as, and be considered, an independent contractor in providing the Transition Services. All personnel performing Transition Services for or on behalf of the Bank shall be agents or employees of the Bank, and shall not for any purpose be considered agents or employees of NDPS or GPI Canada and shall not be entitled to any benefit or payment directly from NDPS or GPI Canada on account of such Transition Service. Nothing contained in this Agreement shall be construed as constituting a partnership or joint venture between NDPS, GPI

Canada and the Bank and each party hereto specifically disclaims any liability for the conduct, performance of services or failure to act of the other parties hereto. None of the parties to this Agreement shall represent or hold itself out as a partner, joint venturer, or agent of another party hereto for any purpose whatsoever and nor shall any party to this Agreement have the right to bind another party hereto to any agreement with a third party or to incur any obligation or liability on behalf of another party.

11.5 ENTIRE AGREEMENT; AMENDMENT. This Agreement including the Schedules hereto, contains the entire agreement among the parties to this Agreement pertaining to the matters contemplated in this Agreement and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter of this Agreement, except as may be specifically provided in one of the Operative Documents. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the authorized representatives of each of the parties hereto.

11.6 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. In such an event, the parties shall use good faith efforts to re-negotiate any such provision in an effort to retain the spirit and intent of the original provision.

11.7 FURTHER ASSURANCES. The parties hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other parties to this Agreement may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement.

11.8 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement and all rights, privileges, duties and obligations of the parties hereto may not be assigned by any party without the prior written consent of the other parties; provided, however, that no such consent shall be required (i) for the assignment by any party of its rights and privileges hereunder to an Affiliate of a party, or (ii) for the assignment by any party of its rights, privileges, duties and obligations hereunder to any Person into or with which the assigning party shall merge or consolidate or to which the assigning party shall sell all or substantially all of its assets. The consent of a party to an assignment by the other parties shall not (i) relieve that party of any of its obligations under this Agreement; or (ii) constitute the other parties' consent to further assignment.

11.9 MODIFICATION AND WAIVER. No failure by the Bank, GPI Canada or NDPS to exercise, and no delay in exercising any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. No waiver of any provision of this Agreement, and no consent to any departure by the Bank, GPI Canada or NDPS herefrom, shall be effective unless the same shall be in writing and signed by each party to this Agreement sought to be bound thereby, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

11.10 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party to this Agreement to any other party hereto shall be in writing and delivered to the following names and addresses:

                  if to the Bank, to:

                  Canadian Imperial Bank of Commerce
                  c/o CIBC World Markets Inc.
                  161 Bay Street
                  BCE Place, 7th Floor
                  Toronto, Ontario  M5J 2J8

                  Attention:        Executive Vice President,
                                    Card Products, Collections and Merchant Card
                                    Services
                  Facsimile No.:    (416) 784-6868

                  with a copy to:

                  Canadian Imperial Bank of Commerce
                  Legal and Compliance Division
                  199 Bay Street, 15th Floor
                  Commerce Court West
                  Toronto, Ontario  M5L 1A2

                  Attention:        General Counsel
                  Facsimile No.:    (416) 304-2860

                  and to:

                  Blake, Cassels & Graydon LLP
                  199 Bay Street, 28th Floor
                  Commerce Court West
                  Toronto, Ontario  M5L 1A9

                  Attention:        Managing Partner
                  Facsimile No:     (416) 863-2653

                  If to NDPS, Global Payments or GPI Canada, to:

                  Global Payments Inc.
                  Four Corporate Square

                  Atlanta, Georgia 30329-2010
                  Attention:  Office of the Corporate Secretary

The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this
Section 11.10. Any notice, demand or other communication given pursuant to the provisions of this Section 11.10 shall be deemed to have been duly given on the date actually delivered or five days following the date deposited in the mail, properly addressed, postage prepaid, as the case may be.

11.11             GOVERNING LAW; INTERPRETATION.

           (1) This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the laws of Canada applicable therein without giving effect to the principles of conflicts of law thereof.

           (2) Each party hereto represents that, in the negotiation and drafting of this Agreement, such party has been represented by and relied upon the advice of counsel of such party's choice. Each such party affirms that such party's counsel has had a substantial role in the drafting and negotiation of this Agreement. Therefore, each such party agrees that the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any related document.

11.12 CONSENT TO JURISDICTION. Except as otherwise specifically provided in this Agreement:

           (1) Each of the parties hereto hereby submits to the exclusive jurisdiction of the courts of the Province of Ontario and the federal courts of Canada, in the case of any action, suit or proceeding commenced with respect to a dispute by any of them or any Affiliate or shareholder of any of them. Waiving the right to any other jurisdiction by reason of their present or future domicile.

           (2) The parties hereto agree that, after any dispute is before a court as specified in paragraph (1) of this Section 11.12 and during the pendency of such dispute before such court, all actions, suits or proceedings with respect to such dispute or any other dispute, including without limitation, any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court.

           (3) Each of the parties hereto hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding referred to in paragraph (1) or (2) of this Section 11.12, that it is not subject thereto or that such action, suit or proceeding may not be brought or is no maintainable in such court (for lack of personal jurisdiction or otherwise) or that its property is exempt or immune from execution, that the action, suit or proceeding is brought in an inconvenient forum or that the venue of the action, suit or proceeding is improper. Each of the parties hereto agrees that service of process in any such action, suit or proceeding shall be deemed in every respect effective service of process upon it if personally served upon the applicable party at the address for notice purposes designated pursuant to Section 11.10.

11.13 THIRD-PARTY BENEFICIARIES. None of the parties to this Agreement intends this Agreement to benefit or create any right or cause of action in or on behalf of any Person other than the Bank, GPI Canada and NDPS and permitted successors and assigns.

11.14 TIME OF ESSENCE. Time shall be of the essence in this Agreement in all respects.

11.15 COUNTERPARTS. This Agreement may be executed by the parties hereto in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the day and year first above written.



                                          CANADIAN IMPERIAL BANK OF COMMERCE

                                       By: /s/ Christine Croucher
                                          --------------------------------------
                                          Name: Christine Croucher
                                          Title:


                                       By: /s/ David A. Caldwell
                                          --------------------------------------
                                          Name: David A. Caldwell
                                          Title:

National Data Payment Systems, Inc. hereby executes this Agreement as a party hereto and hereby guarantees the obligations of Global Payments Canada Inc. hereunder.

                                          NATIONAL DATA PAYMENT SYSTEMS, INC.

                                       By: /s/ Suellyn P. Tornay
                                          --------------------------------------
                                          Name:    Suellyn P. Tornay
                                          Title:   General Counsel

                                          GLOBAL PAYMENTS CANADA INC.

                                       By: /s/ Suellyn P. Tornay
                                          --------------------------------------
                                          Name:    Suellyn P. Tornay
                                          Title:   General Counsel

The obligations of National Data Payment Systems, Inc. and/or Global Payments Canada Inc. hereunder are hereby guaranteed by GLOBAL PAYMENTS INC.

                                           GLOBAL PAYMENTS INC.

                                       By: /s/ Paul R. Garcia
                                           -------------------------------------
                                           Name:    Paul R. Garcia
                                           Title:   Chief Executive Officer

                                  SCHEDULE 2.1

                               TRANSITION SERVICES

TRANSITION SERVICE

1.     Merchant Loss Prevention

2.     Dispatch Services

3.     Help Desk Services

4.     Merchant Debit Operations

5.     Management Information Systems

6.     Point of Sale System Support

7.     Project Installation

8.     Merchant Training

9.     Operations Administration

10.    MOPD

11.    PERC

12.    Voice Authorization Services

13.    Chargebacks/Retrievals

14.    Settlement Accounting

15.    INTENTIONALLY DELETED

16.    INTENTIONALLY DELETED

17.    Support for AS400

18. Such services ("INTRIA TRANSITION SERVICES") as are provided to the Bank immediately prior to Closing by Intria-HP Corporation and Intria Items Inc. in connection with the Merchant Business.

                                  SCHEDULE 2.2

                                 SERVICE LEVELS

See attached.


* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
---------------------------------------------------------------------------------------------------------------------
  FUNCTIONAL   RESPONSIBILITY        FUNCTION                   PEACH                                 RESPONSIBILITY
     AREA
---------------------------------------------------------------------------------------------------------------------
               PARTY                                 PERFORMANCE GOAL             COMMENTS/          PARTY
                                                                                  CONDITIONS
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Settlement     NDPS            Demand Deposit        N/A                                             CIBC
                               Account Set-Up
---------------------------------------------------------------------------------------------------------------------
Settlement     NDPS            Deposit Account                                                       CIBC
                               Rejects
---------------------------------------------------------------------------------------------------------------------
Settlement     NDPS            Merchant Deposits     a)  Post on-us transactions                     CIBC
                                                     next day 95% of time
---------------------------------------------------------------------------------------------------------------------
Settlement     NDPS            Merchant Deposits     b)  Present foregoing DDA                       CIBC
                                                     deposits to CPA for
                                                     clearing on day of receipt
                                                     95% of time
---------------------------------------------------------------------------------------------------------------------
Settlement     NDPS            Returned Items (NSF)  N/A                                             CIBC

---------------------------------------------------------------------------------------------------------------------
Settlement     NDPS            Settlement Account    N/A                                             CIBC
                               Statement Copies
---------------------------------------------------------------------------------------------------------------------
Settlement     NDPS            Unposted deposit      N/A                                             CIBC
                               transactions
---------------------------------------------------------------------------------------------------------------------
Settlement     NDPS            DDA Debits            N/A                                             CIBC



---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Account Processing    New applications including   Requires complete  CIBC
                                                     credit review completed      and correct
                                                     within 3 business days of    application
                                                     receipt on average           packages
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Chargebacks           NDPS will resolve 96% of                        CIBC
                                                     chargebacks within time
                                                     limits determined by card
                                                     associations
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Chargebacks           Fax server items indexed                        CIBC
                                                     within 48 hours
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Chargebacks           CB's resolved within 35 days                    CIBC
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Chargebacks           Rebuttals resolved within                       CIBC
                                                     10 days


* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
--------------------------------------------------------------------------
  FUNCTIONAL                MCS
     AREA
--------------------------------------------------------------------------
                      PERFORMANCE GOAL            COMMENTS/CONDITIONS

--------------------------------------------------------------------------

--------------------------------------------------------------------------
Settlement    Merchant deals directly with CIBC branch CIBC to set-up
              within 48 hours 90% of time
--------------------------------------------------------------------------
Settlement    VISA centre to notify MCS or NDPS within 2 business days
              95% of time
--------------------------------------------------------------------------
Settlement    a)  Post on-us transactions next day 95% of time

--------------------------------------------------------------------------
Settlement    b)  Present foregoing DDA        All merchant deposits to
              deposits to CPA for clearing on  CIBC DDA's same day /
              day of receipt 95% of time       Push Funds to other FI's
                                               next day.
--------------------------------------------------------------------------
Settlement    VISA centre to notify MCS or NDPS within 2 business days
              95% of time
--------------------------------------------------------------------------
Settlement    CIBC Branch function with 95% of rejects sent to MCS or
              NDPS within 5 business days
--------------------------------------------------------------------------
Settlement    VISA centre to notify MCS or NDPS within 2 business days
              95% of time
--------------------------------------------------------------------------
Settlement    Support documentation will be    Proof and verification
              sent to merchant by 3rd          required on Letter
              business day of debit to DDA     Adjustments
              account to be performed by CIBC
--------------------------------------------------------------------------
Operations    New applications including       Requires complete and
              credit review completed within   correct application
              3 business days of receipt on    packages
              average
--------------------------------------------------------------------------
Operations    CIBC will resolve 96% of chargebacks within time limits
              determined by card associations


--------------------------------------------------------------------------
Operations    Fax server items indexed within 48 hours

--------------------------------------------------------------------------
Operations    CB's resolved within 35 days
--------------------------------------------------------------------------
Operations    Rebuttals resolved within 10 days

                                      -2-

* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
---------------------------------------------------------------------------------------------------------------------
  FUNCTIONAL   RESPONSIBILITY        FUNCTION                   PEACH                                 RESPONSIBILITY
     AREA
---------------------------------------------------------------------------------------------------------------------
               PARTY                                 PERFORMANCE GOAL             COMMENTS/          PARTY
                                                                                  CONDITIONS
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Chargebacks           95% Escalated calls                             CIBC
                                                     returned within 48 hours
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Contact Centres       Telephone Service Factor                        CIBC
                               (Technical /          (TSF) 80%
                               Customer service)**
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Contact Centres       Average Speed of Answer                         CIBC
                               (Technical /          (ASA) 25 seconds
                               Customer service)**
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Contact Centres       Abandonment Rate - 5%                           CIBC
                               (Technical /
                               Customer service)**
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Contact Centres       Telephone Blockage - less                       CIBC
                               (Technical/Customer   than 1%
                               service)**
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Decline Letters       Will be mailed to designee                      CIBC
                                                     at Bank within 3 business
                                                     days of credit decision.
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Direct Payment        95% Double Debits corrected                     CIBC
                                                     within 48 hours
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Direct Payment        95% 'Reversals posted                           CIBC
                                                     within 48 hours
---------------------------------------------------------------------------------------------------------------------
Operations     NDSP & GPI                            90% of merchants to be       Assumes
               Canada                                setup on Masterfile and      availability of
                                                     kits mailed within 7         POS hardware from
                                                     business days of credit      vendors
                                                     decision
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS and GPI    Merchant Statement    Mailed within 8 business                        CIBC
               Canada                                days after month-end
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS and GPI    Merchant Supplies     95% sent within 1 business                      CIBC
               Canada                                day of receipt of request
---------------------------------------------------------------------------------------------------------------------
Operations     NDPS and GPI    Merchant Training     New merchants contacted                         CIBC
               Canada                                within 48 hours for
                                                     scheduled training after
                                                     kit mailed.

* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
------------------------------------------------------------------------------
  FUNCTIONAL                    MCS
     AREA
------------------------------------------------------------------------------
                          PERFORMANCE GOAL            COMMENTS/CONDITIONS
------------------------------------------------------------------------------
Operations        95% Escalated calls returned    This is for All Departments
                  within 48 hours
------------------------------------------------------------------------------
Operations        Telephone Service Factor (TSF)  This is the current CIBC
                  80%                             target (Rolling 12 month
                                                  actual to be provided)
------------------------------------------------------------------------------
Operations        Average Speed of Answer (ASA)   This is the current CIBC
                  25 seconds                      target (Rolling 12 month
                                                  actual to be provided)
------------------------------------------------------------------------------
Operations        Abandonment Rate - 5%           This is the current CIBC
                                                  target (Rolling 12 month
                                                  actual to be provided)
------------------------------------------------------------------------------
Operations        Telephone Blockage - less than  This is the current CIBC
                  1%                              target (rolling 12 month
                                                  actual to be provided)
------------------------------------------------------------------------------
Operations        Will be mailed to designee at Bank Branch or MCS
                  Representative within 3 business days of credit decision.

------------------------------------------------------------------------------
Operations        95% Double Debits corrected within 48 hours

------------------------------------------------------------------------------
Operations        95% 'Reversals posted within 48 hours

------------------------------------------------------------------------------
Operations        90% of merchants to be set up    Assumes availability of
                  on Masterfile and kits mailed    POS hardware from vendors
                  within 4 business days of
                  credit decision

------------------------------------------------------------------------------
Operations        Mailed 4th business day after    Schedule can be provided.
                  month end.
------------------------------------------------------------------------------
Operations        95% sent within 1 business day of receipt of request

------------------------------------------------------------------------------
Operations        New merchants contacted within 48 hours for scheduled
                  training after kit mailed.
------------------------------------------------------------------------------

                                      -3-

* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
---------------------------------------------------------------------------------------------------------------------
  FUNCTIONAL   RESPONSIBILITY        FUNCTION                   PEACH                                 RESPONSIBILITY
     AREA
--------------------------------------------------------------------------------------------------------------------
               PARTY                                 PERFORMANCE GOAL             COMMENTS/          PARTY
                                                                                  CONDITIONS
--------------------------------------------------------------------------------------------------------------------
Operations     GPI Canada      Replacement POS       Various response levels (Is                     CIBC
                               Terminals             this the same as "EQUIPMENT
                                                     REPLACEMENT".
--------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Research              Initial response, but not                       CIBC
                                                     necessarily resolution,
                                                     completed 95% within 7
                                                     business days or per agreed
                                                     upon completion date
--------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Retrieval Processing  a)  Copy requests will be                       CIBC
                                                     mailed to merchants within
                                                     5 days of receipt
--------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Retrieval Processing  b)  Retrievals fulfilled by                     CIBC
                                                     merchants will be forwarded
                                                     to card issuers within 3
                                                     business days of receipt
--------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Voice                 Telephone Service Factor                        CIBC
                               Authorizations**      (TSF) 80%



--------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Voice                 Average Speed of Answer                         CIBC
                               Authorizations**      (ASA) 18 seconds



--------------------------------------------------------------------------------------------------------------------
Operations     NDPS            Voice                 Abandonment Rate - 4.5%                         CIBC
                               Authorizations**



--------------------------------------------------------------------------------------------------------------------
Sales          NDPS            Referrals             Attempt to contact merchant                     CIBC
                                                     will be within 48 hours of
                                                     NDPS notification
--------------------------------------------------------------------------------------------------------------------


* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
------------------------------------------------------------------------------
  FUNCTIONAL                    MCS
     AREA
------------------------------------------------------------------------------
                          PERFORMANCE GOAL            COMMENTS/CONDITIONS
------------------------------------------------------------------------------
Operations        Various response levels (Is      Various zones are
                  this the same as "EQUIPMENT      available dependent on
                  REPLACEMENT".                    location and relationship.
------------------------------------------------------------------------------
Operations        Initial response, but not necessarily resolution,
                  completed 95% within 7 business days or per agreed upon completion date


------------------------------------------------------------------------------
Operations        a)  Copy requests will be mailed to merchants within 5
                  days of receipt

------------------------------------------------------------------------------
Operations        b)  Retrievals fulfilled by merchants will be forwarded to card issuers within 3 business days of receipt


------------------------------------------------------------------------------
Operations        Telephone Service Factor (TSF)   This is the current CIBC
                  80%                              target.  The dept. is
                                                   working towards 90 / 10.
                                                   (Rolling 12 month actual
                                                   to be provided)
------------------------------------------------------------------------------
Operations        Average Speed of Answer (ASA)    This is the current CIBC
                  20 seconds                       target.  The dept. is
                                                   working towards 90 / 10.
                                                   (Rolling 12 month actual
                                                   to be provided)
------------------------------------------------------------------------------
Operations        Abandonment Rate - 5%            This is the current CIBC
                                                   target.  The dept. is
                                                   working towards 90 / 10.
                                                   (Rolling 12 month actual
                                                   to be provided)
------------------------------------------------------------------------------
Sales             Attempt to contact merchant will be within 48 hours of
                  CIBC or MCA notification

------------------------------------------------------------------------------

                                      -4-

* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
---------------------------------------------------------------------------------------------------------------------
  FUNCTIONAL   RESPONSIBILITY        FUNCTION        PEACH                                           RESPONSIBILITY
     AREA
---------------------------------------------------------------------------------------------------------------------
               PARTY                                 PERFORMANCE GOAL             COMMENTS/          PARTY
                                                                                  CONDITIONS
---------------------------------------------------------------------------------------------------------------------
Technology/    NDPS            EDC                   100% availability on the     Excludes funding   CIBC
Intria                                               2nd business day             delays caused by
                                                                                  third parties.
---------------------------------------------------------------------------------------------------------------------
Technology/    NDPS            Network Services      Circuits with dial back      92.50%             CIBC
Intria                                               capabilities should be
                                                     restored within 5 minutes
---------------------------------------------------------------------------------------------------------------------
Technology/    NDPS            Network Services      Circuits without dial back   92.50%             CIBC
Intria                                               up should be restored
                                                     within four hours
---------------------------------------------------------------------------------------------------------------------
Technology/    NDPS            Network Services      Dial 950                     92.50%             CIBC
Intria
---------------------------------------------------------------------------------------------------------------------
Technology/    NDPS            Network Services      Lease (private)              99.20%             CIBC
Intria
---------------------------------------------------------------------------------------------------------------------
Settlement     NDPS            Account Processing    N/A                          Excludes funding   CIBC
                                                                                  delays caused by
                                                                                  third parties.
---------------------------------------------------------------------------------------------------------------------
Technology /   NDPS            Tandem / Unisys /     98.8% availability (this     Excludes downtime  CIBC
Intria                         Stratus               includes scheduled           at card
                                                     maintenance                  associations
---------------------------------------------------------------------------------------------------------------------
Various departments at NDPS    Reports               For standard monthly                            CIBC
                                                     reports, NDPS will provide
                                                     to Bank within ten (15)
                                                     days of the date such
                                                     reports are issued by
                                                     NDPS.  With respect to
                                                     non-standard reports which
                                                     NDPS has agreed to provide,
                                                     then NDPS will provide such
                                                     report on the mutually
                                                     agreed upon date
---------------------------------------------------------------------------------------------------------------------
Various departments at NDPS    Research              Completed research 90% of                       CIBC
                                                     time within 7 days; 99.8%
                                                     within 20 days
---------------------------------------------------------------------------------------------------------------------

* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
------------------------------------------------------------------------------
  FUNCTIONAL                    MCS
     AREA
------------------------------------------------------------------------------
                          PERFORMANCE GOAL            COMMENTS/CONDITIONS
------------------------------------------------------------------------------
Technology/        Same day value                   Funds are deposited next
Intria                                              day and back dated to
                                                    same day value
-------------------------------------------------------------------------------
Technology/        Local hunt groups are
Intria             forwarded to 800 service
-------------------------------------------------------------------------------
Technology/        Not Applicable
Intria
-------------------------------------------------------------------------------
Technology/        Not Applicable
Intria
-------------------------------------------------------------------------------
Technology/        25.00%
Intria
-------------------------------------------------------------------------------
Settlement         100% availability day of Bank    Funds are available upon
                   receipt                          deposit.
-------------------------------------------------------------------------------
Technology /       98.8% availability (this         Excludes downtime of card
Intria             includes scheduled maintenance   associations.
-------------------------------------------------------------------------------
Various            For standard monthly reports,    THIS SHOULD BE CONFIRMED
departments at     CIBC will provide to NDPS        AS OTHER DEPARTMENTS MAY
NDPS               within 15 days of the date such  BE INCLUDED (FINANCE ETC.)
                   reports are issued by CIBC.
                   With respect to non-standard
                   reports which CIBC has agreed
                   to provide, then CIBC will
                   provide such report on the
                   mutually agreed upon date
-------------------------------------------------------------------------------
Various            Completed research 90% of time within 7 days; 99.8% within
departments at     20 days
NDPS
-------------------------------------------------------------------------------

                                      -5-

* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
--------------------------------------------------------------------------------------------------------------------
  FUNCTIONAL   RESPONSIBILITY        FUNCTION        PEACH                                           RESPONSIBILITY
     AREA
--------------------------------------------------------------------------------------------------------------------
               PARTY                                 PERFORMANCE GOAL             COMMENTS/          PARTY
                                                                                  CONDITIONS
--------------------------------------------------------------------------------------------------------------------
Various departments at NDPS    Standard Monthly      Twelve days from date of                        CIBC
                               Reports               issue by NDPS
--------------------------------------------------------------------------------------------------------------------
DEPOSIT & SETTLEMENT PROCESS   Note:  Should the                                                     CIBC
                               platform or billing
                               systems change then
                               the process will
                               need to be adjusted
                               accordingly to
                               enhance these time
                               requirements are met.
--------------------------------------------------------------------------------------------------------------------
               NDPS            Credit                NDPS shall accept Credit     (Day 1) Before     CIBC
                                                     Card Transactions from       12am local / 11pm
                                                     Merchants in electronic      B.C.
                                                     form and shall transmit to
                                                     the bank summary
                                                     information of the amounts
                                                     to be posted to merchant
                                                     depository accounts.
--------------------------------------------------------------------------------------------------------------------
               NDPS            Credit                                                                CIBC
--------------------------------------------------------------------------------------------------------------------
               NDPS            Debit                 NDPS shall accept Debit      (Day 1) Before     CIBC
                                                     Card Transactions from       12am local / 11pm
                                                     Merchants in electronic      B.C.
                                                     form and shall transmit to
                                                     the bank summary
                                                     information of the amounts
                                                     to be posted to merchant
                                                     depository accounts.
--------------------------------------------------------------------------------------------------------------------
               NDPS            Debit                                                                 CIBC
--------------------------------------------------------------------------------------------------------------------

* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
-------------------------------------------------------------------------------------------------
  FUNCTIONAL                                      MCS
     AREA
-------------------------------------------------------------------------------------------------
                                              PERFORMANCE GOAL            COMMENTS/CONDITIONS
-------------------------------------------------------------------------------------------------
Various departments at NDPS          Twelve days from date of issue   THIS SHOULD BE CONFIRMED
                                     by CIBC                          AS OTHER DEPARTMENTS MAY
                                                                      BE INCLUDED (FINANCE ETC.)
-------------------------------------------------------------------------------------------------
DEPOSIT & SETTLEMENT PROCESS         THIS IS A HIGH LEVEL ACCOUNT OF THE DEPOSIT & SETTLEMENT
                                     TIMELINES.  THERE IS CONSIDERABLY MORE DETAIL INVOLVED IN
                                     THE ACTUAL PROCESS TO ACHIEVE THESE TIMELINES.
-------------------------------------------------------------------------------------------------
               NDPS                  The Bank agrees to credit the    (Day 2)  Deposited by 7am
                                     Merchant Depository Accounts     following business day
                                     maintained with it.
-------------------------------------------------------------------------------------------------
               NDPS                  Upon receipt of information the  (Day 3)  VISA Base 2
                                     bank shall originate and         settlement 23:30 Monday -
                                     transmit to the applicable       Friday (business day)
                                     Association Clearing System
-------------------------------------------------------------------------------------------------
               NDPS                  The Bank agrees to credit the    (Day 2)  Deposited by 7am
                                     Merchant Depository Accounts     following business day
                                     maintained with it.
-------------------------------------------------------------------------------------------------

                                      -6-

* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
--------------------------------------------------------------------------------------------------------------------
  FUNCTIONAL   RESPONSIBILITY        FUNCTION        PEACH                                           RESPONSIBILITY
     AREA
--------------------------------------------------------------------------------------------------------------------
               PARTY                                 PERFORMANCE GOAL             COMMENTS/          PARTY
                                                                                  CONDITIONS
--------------------------------------------------------------------------------------------------------------------
               NDPS               Debit                                                              CIBC
--------------------------------------------------------------------------------------------------------------------
                                  Merchant's EDGE    NDPS shall accept Credit     (Day 1) Before     CIBC
                                                     Card Transactions from       12am local/
                                                     Merchants in electronic      11 pm B.C.
                                                     form and shall transmit to
                                                     the bank summary
                                                     information of the amounts
                                                     to be posted to merchant
                                                     depository accounts.

--------------------------------------------------------------------------------------------------------------------
                                  Merchant's EDGE                                                    CIBC
--------------------------------------------------------------------------------------------------------------------

* ALL PERFORMANCE STANDARDS SHALL BE MEASURED ON A MONTHLY AVERAGE.
-----------------------------------------------------------------------------------------------------
  FUNCTIONAL                                      MCS
     AREA
-----------------------------------------------------------------------------------------------------
                                              PERFORMANCE GOAL            COMMENTS/CONDITIONS
-----------------------------------------------------------------------------------------------------
                                        Upon receipt of information       (Day 2) Association cut-
                                        the bank shall originate and      off for transactions - 9:30
                                        transmit to the applicable        pm Eastern Monday - Friday
                                        Association Clearing System       Association settlement -
                                                                          12:00am (via ACSS)
                                                                          Monday - Friday
-----------------------------------------------------------------------------------------------------
                                        The Bank agrees to credit the     (Day 2) Deposited by
                                        Merchant Depository Accounts      7am following business
                                        maintained with it.               day.
-----------------------------------------------------------------------------------------------------
                                        Upon receipt of information the   (Day 2) Files are
                                        bank shall originate and          forwarded by 10:00am
                                        to the appropriate EDGE
                                        partner for settlement.
-----------------------------------------------------------------------------------------------------

OTHER ITEMS:

1) CIBC STAFFS ALL CALL CENTRES TO MEET CANADIAN LANGUAGE REQUIREMENTS - ENGLISH / FRENCH & CANTONESE (CANTONESE LESS CRITICAL). OPERATIONS CALL CENTRE AND VOICE AUTHORIZATIONS TARGETS ARE ESTABLISHED AS PUBLISHED ABOVE FOR BOTH FRENCH AND ENGLISH.
2) BUSINESS RECOVERY
3) NATIONAL COVERAGE OF CIBC BRANCH NETWORK OR SERVICE AREA

                                  SCHEDULE 3.1

                                      FEES

                  The parties agree that the Transition Services shall be calculated and paid for on a service-by-service basis, in accordance with the terms and conditions of this Schedule. In addition, certain other charges and expenses payable by NDPS shall be calculated and paid in accordance with this Schedule. The parties acknowledge that the provisions of Article 3 of the Transition Agreement shall apply to all amounts payable by NDPS pursuant to this Schedule and that the rights of NDPS under section 11.3 of the Transition Agreement extend to the calculation of all such amounts. Notwithstanding anything to the contrary, the parties acknowledge and agree that, other than in respect of the Intria Transition Services, the Bank shall not pass through any depreciation charges to NDPS.

        1, 2   MERCHANT LOSS PREVENTION, DISPATCH, DEBIT OPERATIONS,
        AND    MANAGEMENT INFORMATION SYSTEMS, POS SYSTEM  SUPPORT, PROJECT
        4-10   INSTALLATION, MERCHANT TRAINING, OPERATIONS ADMINISTRATION AND
               MOPD SERVICES.

                  (a) For each month that the Bank provides Merchant Loss Prevention services, Dispatch services, Debit Operations services, Management Information Systems services, POS System Support services, Project Installation services, Merchant Training services, Operations Administration services or MOPD services (collectively, the "TRANSITION SUPPORT SERVICES" and individually, a "TRANSITION SUPPORT SERVICE") to NDPS, the Bank shall calculate the actual expenses incurred and subtract such amount from the "cap" for such month, If:

                           (i)      the difference is positive,

                                    (1)     the amount payable by NDPS shall be
                                            the actual expenses for such month,
                                            and

                                    (2)     the cap for the immediately
                                            following month shall be increased
                                            by the amount of the difference;

                           (ii) if the difference is zero, the amount payable by NDPS shall be actual expenses for such month; and

                           (iii) if the difference is negative, the amount payable by NDPS shall, subject to paragraph
                                    (c), be the cap for such month and the
                                    absolute amount of the difference shall be added to the actual expenses incurred in the immediately following month.

                  (b)      For purposes of this section,

                           (i) references to the "cap" for any month shall be to the aggregate of the caps for such month for each Transition Support Service that the Bank provided to NDPS during such month as specified in Schedules 3.1(1), 3.1(2), 3.1(4), 3.1(5), 3.1(6), 3.1(7),
                                    3.1(8), 3.1(9) and 3.1(10), as the same may
                                    be adjusted in accordance with this section, and

                           (ii) references to the actual expenses incurred in a month shall be to the actual expenses incurred by the Bank in providing the Transition Support Services in such month determined and charged in accordance with past practice of the Bank, as the same may be adjusted in accordance with this section.

                  (c) Despite clause (a)(iii), any of the following third party costs shall be paid by NDPS and/or GPI Canada:

                           (i) computer costs resulting from agreements with third parties in existence immediately prior to the commencement of the Transition Period (other than additional costs that, but for the entering into of the Marketing Alliance Agreement and the Transition Agreement, would not have been incurred) and any computer costs arising under any other agreements the execution of which has been approved by NDPS and/or GPI Canada;

                           (ii) telephone charges that are incurred directly by the Bank in the performance of the Transition Support Services; and

                           (iii) "outside services" resulting from agreements with third parties in existence immediately prior to the commencement of the Transition Period (other than additional costs that, but for the entering into of the Marketing Alliance Agreement and the Transition Agreement, would not have been incurred) and from any other agreements the execution of which has been approved by NDPS and/or GPI Canada.

                  (d) Upon termination of the provision of the last remaining Transition Support Service at the end of any month, the amount payable for such month shall be calculated in the same manner as for any other month and no further adjustment or payment shall be made or payable for the amount, if any, by which the actual expenses for such month exceed the cap for such month.

                  (e) Within 60 days of the end of each fiscal year of the Bank, the total amount payable under paragraph (a) in such year shall be adjusted to reflect any year-end changes to the general expense allocations charged to the Transition Support Services and paid by NDPS in such year, such adjustment to also incorporate appropriate changes to reflect the termination of any Transition Support Services in such year.

         3. HELP DESK. In each month, NDPS shall pay an amount for Help Desk services calculated as follows:

                  Amount payable = $50,345  x   THTx2  + C
                                               -------
                                               7.5 x B

                  where

                           THT  =   AHT  x  total number calls answered in the
                                    ----    month
                                    3600

                           B  =  the number of days in the month

                           AHT = the average "handle time" (duration) of a call in the month, calculated in accordance with past practice of the Bank.

                           C  =  The aggregate of the following expenses
                                 incurred by the Bank in providing the Help Desk
                                 Services:

                           (i) computer costs resulting from agreements with third parties in existence immediately prior to the commencement of the Transition Period (other than additional costs that, but for the entering into of the Marketing Alliance Agreement and the Transition Agreement, would not have been incurred) and any computer costs arising under any other agreements the execution of which has been approved by NDPS and/or GPI Canada;

                           (ii) telephone charges that are incurred directly by the Bank in the performance of the Help Desk Services; and

                           (iii) "outside services" resulting from agreements with third parties in existence immediately prior to the commencement of the Transition Period (other than additional costs that, but for the entering into of the Marketing Alliance Agreement and the Transition Agreement, would not have been incurred) and from any other agreements the execution of which has been approved by NDPS and/or GPI Canada.

         11.      PERC.

                  (a) In each month, NDPS shall pay an amount for "PERC" services provided to NDPS equal to the cost to the Bank of the full-time employees of the Bank dedicated to the provision of such services.

                  (b) The Bank shall use Commercially Reasonable Efforts to ensure the PERC services provided are commensurate with the requirements of the Merchant Business. In the event the Bank believes it is necessary to increase the number of employees dedicated to PERC services as a result of any request by an employee of NDPS for services and that such increase will in turn result in higher PERC Service costs to NDPS, the Bank shall so notify the Client Representative of NDPS and shall not increase the number of employees dedicated to PERC services or have any obligation to provide the requested services until such time as the Client Representative of NDPS, or his or her designate, has provided the Bank with written instructions to do so.

                  (c) The Bank agrees to follow Directions relating to the number of PERC employees that are dedicated to developing products that are not in existence as of the date hereof or described in the annual plan of the Merchant Business, and increase or decrease the number of such employees accordingly.

                  (d) NDPS (including its agents, representatives, or professional advisors) shall have the right to conduct a review on a monthly basis of the books and records of the Bank relating to the PERC expense allocation. In the event that NDPS believes that the PERC expense allocation is inaccurate, CIBC shall have an obligation to substantiate the PERC expense allocation for the relevant month(s).

         12. VOICE AUTHORIZATION. In each month, NDPS shall pay an amount for Voice Authorization services calculated as follows:

                  Amount payable = $44,600  x   THTx2
                                               -------
                                               7.5 x B

                  where

                           THT  =   AHT  x  total number calls answered in
                                    ----    the month
                                    3600

                           B  =  the number of days in the month

                           AHT = the average "handle time" (duration) of a call in the month, calculated in accordance with past practices of the Bank

         13. CHARGEBACK AND RETRIEVALS. In each month NDPS shall pay an amount for Chargeback and Retrieval services provided to NDPS equal to the cost to the Bank of the full-time employees of the Bank dedicated to the provision of such services, provided that for purposes of this section, NDPS agrees that it has issued a Direction to the Bank within the meaning of section 2.4 of the Transition Agreement that the number of employees may not exceed 28 without the prior approval of NDPS.

         14. SETTLEMENT ACCOUNTING. In each month NDPS shall pay an amount for Settlement Accounting services provided to NDPS equal to the cost to the Bank of the full-time employees of the Bank dedicated to the provision of such services, provided that for purposes of this section, NDPS agrees that it has issued a Direction to the Bank within the meaning of section 2.4 of the Transition Agreement that the number of employees may not exceed four without the prior approval of NDPS.

         15.      DC RENT

                  (a) In each month NDPS shall pay an amount to compensate the Bank for the occupancy costs for the space used by the Transition Employees at 750 Lawrence Avenue not to exceed the monthly costs allocated to the Merchant Card Services division for such space in the fiscal year ended October 31, 2000.

                  (b) If a Transition Service is terminated in accordance with the terms of the Transition Agreement, the amount payable under paragraph (a) shall be reduced in the same proportion that the number of full-time Transition Employees employed in providing the terminated service in the immediately preceding month is of the total number of full-time Transition Employees in such month.

         16.      DIRECT OVERHEAD.

                  (a) Subject to paragraph (b), the Bank shall deliver an invoice to NDPS for the amounts payable by NDPS to the Bank in each month as compensation for Direct Overhead Charges incurred in providing the Transition Services equal to 1/12 of the annual amount set forth in paragraph (b)(i);

                  (b) Within 60 days of the end of each fiscal year of the Bank, the total amount payable under paragraph (a) in such year shall be determined and adjusted to reflect any adjustments to the amounts allocated to the Transition Services and paid by NDPS in such year, provided that:

                           (i) in no event shall the total amount payable by NDPS for Direct Overhead charges exceed $2.2 million on an annualized basis, and

                           (ii) appropriate adjustments shall be made to reflect the termination of any Transition Services in such year, such adjustments to be effected in a manner consistent with the past practice of the Bank.

         17.      SUPPORT FOR AS400.

                  (a) Subject to paragraph (b), the Bank shall deliver an invoice to NDPS for the amounts payable by NDPS to the Bank in each month as compensation for AS400 Support services equal to 1/12 of the annual amount set forth in paragraph (b);

                  (b) The total amount payable by NDPS for AS400 Support services under paragraph (a) shall not exceed $165,000 in each 12-month period; provided that if this service is terminated prior to the end of a complete 12-month period, the $165,000 cap shall be adjusted downward in the same proportion that the period such service is provided is of 12 months, and the parties shall make any required adjustments within two months of the date of termination.

         18.      INTRIA SERVICES.

         The costs incurred and the amounts allocated in respect of the following Intria Transition Services shall be calculated in accordance with past practice of the Bank:

                  (a) Systems Processing Variable Charges. In each month, NDPS shall pay an amount to compensate the Bank for the variable systems processing charges incurred in providing the Intria Transition Services equal to the costs actually incurred by the Bank.

                  (b)      Flat Charges

                           (i) Subject to clause (ii), in each month NDPS shall pay an amount for the "flat charges" incurred by the Bank in providing the Intria Transition Services (including charges for circuits, land boards and routers) equal to the amounts charged to the Bank by Intria.

                           (ii) The monthly amount payable under clause (i) shall not exceed $37,855 unless the costs resulting in such excess have been approved in advance by NDPS.

                  (c)      Tandem

                           (i) Subject to clause (ii), in each month, NDPS shall pay an amount for the Tandem-related costs incurred by the Bank in providing the Intria Transition Services equal to the sum of the variable third party costs for the support of, and services associated with, the Tandem computers, including, but not limited to, hardware maintenance, software support and utilities, that are incurred by the Bank in such month plus the costs associated with hardware usage that are incurred by the Bank in such month.

                           (ii) In the event that the Tandem-related costs incurred by the Bank exceed $11.7 million on an annualized basis, the Bank shall provide NDPS with supporting evidence that such excess is as a result of an increase in the variable third party costs.

                  (d) Letter Shop. In each month, NDPS shall pay an amount for Letter Shop services equal to the costs incurred by the Bank in providing such services.

                  (e) Sales Drafts. In each month, NDPS shall pay an amount for Sales Draft services equal to the costs incurred by the Bank in providing such services.

                  (f) Host Testing & Other. In each month, NDPS shall pay an amount for Host Testing & Other services equal to the costs incurred by the Bank in providing such services.

                  (g)      Direct Overhead

                           (i) Subject to clause (ii), the Bank shall deliver an invoice to NDPS for the amounts payable by NDPS to the Bank in each month as compensation for Direct Overhead Charges incurred in providing the Intria Transition Services equal to 1/12 of the annual amount set forth in paragraph (g)(ii)(1);

                           (ii) Within 60 days of the end of each fiscal year of the Bank, the total amount payable under clause (i) in such year shall be determined and adjusted to reflect any adjustments to the amounts allocated to the Transition Services and paid by NDPS in such year, provided that

                                    (1)     in no event shall the total amount
                                            payable by NDPS for Direct Overhead
                                            charges exceed $1.2 million on an
                                            annualized basis, and

                                    (2)     appropriate adjustments shall be
                                            made to reflect the termination of
                                            any Transition Services in such
                                            year, such adjustments to be
                                            effected in a manner consistent with
                                            the past practice of the Bank.

                                  SCHEDULE 4.1

                        CLIENT RELATIONS REPRESENTATIVES

Client Relations Representative of the Bank:  Donna Price

Client Relations Representative of NDPS and GPI Canada:  Jim Kelly

                                  SCHEDULE 9.11

                           NEW THREE PARTY AGREEMENTS

1. Agreement between First Data Merchant Services, Canadian Imperial Bank of Commerce and the Purchaser regarding the processing of certain key accounts.

2. Agreement between Discover Financial Services, Inc., Canadian Imperial Bank of Commerce and the Purchaser in respect of terminal sharing services provided to mutual clients of Discover Financial Services, Inc., Canadian Imperial Bank of Commerce and the Purchaser.

3. Agreement between JCB International Co., Ltd., Canadian Imperial Bank of Commerce and the Purchaser in respect of terminal sharing, authorization and draft capture services provided to mutual clients of JCB International Co., Ltd., Canadian Imperial Bank of Commerce and the Purchaser.

4. Agreement between Eigen Development Limited, Canadian Imperial Bank of Commerce and the Purchaser regarding the provision of customized merchant processing solutions to certain Merchants.

5. Agreement between Canadian Imperial Bank of Commerce, Nobil IT Canada Corp. and the Purchaser regarding the provision of payment gateway and data processing services to Merchants.

6. Agreement between BCE Emergis Inc., Canadian Imperial Bank of Commerce and the Purchaser regarding the provision of processing services for certain credit cards, non-bank cards and other transactions to Merchants.

7. Agreement between NCR Canada Ltd., Canadian Imperial Bank of Commerce and the Purchaser regarding the provision of credit authorization, draft capture and other processing services to certain Merchants.

8. Agreement between First Tennessee Bank National Association, Canadian Imperial Bank of Commerce and the Purchaser regarding the provision of customized merchant processing solutions to certain Merchants.

9. Agreement between Global Payment Systems Inc., National Data Corporation, Canadian Imperial Bank of Commerce and the Purchaser regarding the provision of customized merchant processing solutions to certain Merchants.

10. All oral agreements with secondary acquirors to exchange information and to accept and switch the following cards or services for selected
         Merchants:

--------------------------------------------------------------------------------
CARD NAME/SERVICES NAME                           PAN          BIN
--------------------------------------------------------------------------------
Province of Nova Scotia                            10         001100
--------------------------------------------------------------------------------
New Brunswick Power                                10         001390
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CARD NAME/SERVICES NAME                           PAN          BIN
--------------------------------------------------------------------------------
Quebec Government                                  10         001400
--------------------------------------------------------------------------------
Ontario Government                                 10         001500
--------------------------------------------------------------------------------
Natural Resources                                  10         001504
--------------------------------------------------------------------------------
Soquip                                             10         005400
--------------------------------------------------------------------------------
Husky Oil                                          14         200000
--------------------------------------------------------------------------------
Husky Oil                                          14         210710
--------------------------------------------------------------------------------
Husky Oil                                          14         271760
--------------------------------------------------------------------------------
Husky Oil                                          14         280370
--------------------------------------------------------------------------------
Husky Oil                                          14         294340
--------------------------------------------------------------------------------
Nova Scotia Government                             10         300749
--------------------------------------------------------------------------------
Canadian National                                  16         308138
--------------------------------------------------------------------------------
Carte Capitale (Fleet Card)                        16         600502
--------------------------------------------------------------------------------
Corp Rate (Fleet Card)                             16         600504
--------------------------------------------------------------------------------
Hamilton Discount (Sunys Fuels)                    18       600525110
--------------------------------------------------------------------------------
Hamilton Discount (Wilson Fuels)                   18       600525135
--------------------------------------------------------------------------------
Province of Nova Scotia                            16         600749
--------------------------------------------------------------------------------
Triton Construction                                16         600801
--------------------------------------------------------------------------------
Alberta Government                                 16         600837
--------------------------------------------------------------------------------
Saskatchewan Power                                 16         600934
--------------------------------------------------------------------------------
Quebec Government                                  16         600938
--------------------------------------------------------------------------------
Ontario Hydro                                      16         600946
--------------------------------------------------------------------------------
Ontario Government (Issued by ARI)                 16         601021
--------------------------------------------------------------------------------
BC Hydro                                           16         601051
--------------------------------------------------------------------------------
Manitoba Fleet                                     16         601310
--------------------------------------------------------------------------------
Manitoba Hydro                                     16         601491
--------------------------------------------------------------------------------
ARI RCMP (Issued by ARI)                           16         601548
--------------------------------------------------------------------------------
CAA                                                17         601655
--------------------------------------------------------------------------------
Government of the Yukon                            16         603183
--------------------------------------------------------------------------------
Federal Government (Issued by ARI)                 16         608000
--------------------------------------------------------------------------------
CAA                                                16         620272
--------------------------------------------------------------------------------
CAA                                                16         620273
--------------------------------------------------------------------------------
CAA                                                16         620275
--------------------------------------------------------------------------------
CAA                                                16         620277
--------------------------------------------------------------------------------
CAA                                                16         620279
--------------------------------------------------------------------------------
CAA                                                16         620282
--------------------------------------------------------------------------------
CAA                                                16         620285
--------------------------------------------------------------------------------
CAA                                                16         620286
--------------------------------------------------------------------------------
CAA                                                16         620287
--------------------------------------------------------------------------------
CAA                                                16         620288
--------------------------------------------------------------------------------
CAA                                                16         620299
--------------------------------------------------------------------------------
Province of New Brunswick                          16         636017
--------------------------------------------------------------------------------
GE Capital                                         16         690000
--------------------------------------------------------------------------------
Ultracar (Ultramar)                                16         701880
--------------------------------------------------------------------------------
Ultramar Commercial                                16        70716733
--------------------------------------------------------------------------------
Mohawk (Husky Oil)                                 14         707610
--------------------------------------------------------------------------------
BML (Associate Fleet Card)                         16         707859
--------------------------------------------------------------------------------
GE Capital                                         16         707876
--------------------------------------------------------------------------------
Triathalon                                         16         707901
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CARD NAME/SERVICES NAME                           PAN          BIN
--------------------------------------------------------------------------------
Transportation                                     16         708008
--------------------------------------------------------------------------------
Ultracar                                           16         708010
--------------------------------------------------------------------------------
ARI (Fleet Company)                                16         708020
--------------------------------------------------------------------------------
Nova                                               16         708030
--------------------------------------------------------------------------------
Canadian Fracmaster                                16         708035
--------------------------------------------------------------------------------
Cgear                                              16         708145
--------------------------------------------------------------------------------
Haliburton Energy Services                         16         708149
--------------------------------------------------------------------------------
Flint Canada                                       16         708150
--------------------------------------------------------------------------------
Beta Well Service                                  16         708180
--------------------------------------------------------------------------------
CVA                                                16         708196
--------------------------------------------------------------------------------
Schlumberger of Canada                             16         708201
--------------------------------------------------------------------------------
Akita Drilling Ltd.                                16         708202
--------------------------------------------------------------------------------
Opsco '92                                          16         708208
--------------------------------------------------------------------------------
Cactus Drilling                                    16         708209
--------------------------------------------------------------------------------
Superior Propane                                   14         708213
--------------------------------------------------------------------------------
UPI                                                16         708219
--------------------------------------------------------------------------------
McGinnis Rathole Drilling Co.                      16         708232
--------------------------------------------------------------------------------
Highland/Conrad                                    16         708244
--------------------------------------------------------------------------------
Smith International                                16         708255
--------------------------------------------------------------------------------
Premium Oil                                        16         708295
--------------------------------------------------------------------------------
Essor                                              17         708359
--------------------------------------------------------------------------------
AT&T                                               16         708545
--------------------------------------------------------------------------------
Foss Fleet                                         16         709200
--------------------------------------------------------------------------------
Province of British Columbia                       16         721357
--------------------------------------------------------------------------------
Peterson Howell & Heather                          16         744003
--------------------------------------------------------------------------------
Telebec                                            16         891007
--------------------------------------------------------------------------------
BC Tel Advantage                                   16         891228
--------------------------------------------------------------------------------
Telus                                              16         891258
--------------------------------------------------------------------------------
Bell Canada-Quebec                                 16         891369
--------------------------------------------------------------------------------
Manitoba Telephone System                          16         891687
--------------------------------------------------------------------------------
Sask Tel                                           16         891727
--------------------------------------------------------------------------------
Bell Canada-Ontario                                16         891789
--------------------------------------------------------------------------------
Northwest Telephone                                16         891930
--------------------------------------------------------------------------------
Diners Club
--------------------------------------------------------------------------------
Danier Leather
--------------------------------------------------------------------------------
Discover Card
--------------------------------------------------------------------------------
Hamilton Discount
--------------------------------------------------------------------------------
JCB
--------------------------------------------------------------------------------
Rona
--------------------------------------------------------------------------------
Sears
--------------------------------------------------------------------------------
Sir Gas
--------------------------------------------------------------------------------
Sunnys
--------------------------------------------------------------------------------
Zellers
--------------------------------------------------------------------------------
Tele-Cheque
--------------------------------------------------------------------------------
Tele-credit
--------------------------------------------------------------------------------
Veri-cheque
--------------------------------------------------------------------------------
NPC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CARD NAME/SERVICES NAME                           PAN          BIN
-------------------------------------------------------------------------------
SECONDARY ACQUIRORS
-------------------------------------------------------------------------------
Bank of Montreal (MasterCard)
-------------------------------------------------------------------------------
National Bank (MasterCard)
-------------------------------------------------------------------------------
Canada Trust (MasterCard) -portfolio
acquired by First Data
-------------------------------------------------------------------------------
Alberta Treasury Branches (MasterCard)
-------------------------------------------------------------------------------
Credit Union Electronic Transaction Services
-------------------------------------------------------------------------------
American Express
-------------------------------------------------------------------------------
FTD
-------------------------------------------------------------------------------
SNS (now known as BCE Emergis)
-------------------------------------------------------------------------------
Global Payment Systems
-------------------------------------------------------------------------------
NCR
-------------------------------------------------------------------------------
Nabanco (now First Data)
-------------------------------------------------------------------------------